UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 12, 2014

eHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 584-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Performance Bonus Plan and 2014 Equity Incentive Plan

On June 12, 2014, at the 2014 Annual Meeting of Stockholders of eHealth, Inc. (the “Company”), the stockholders of the Company approved the eHealth, Inc. Performance Bonus Plan and the 2014 Equity Incentive Plan. A summary description of these plans is set forth in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 28, 2014 (the “Proxy Statement”) and is qualified in its entirety by reference to the full text of these plans, copies of which are filed as Appendices A and B to the Proxy Statement.

Grants under the 2014 Equity Incentive Plan will be made pursuant to the Company’s Stock Option Agreement and Stock Unit Agreement, forms of which are filed as Exhibits 4.4 through 4.9 of the Company’s registration statement on Form S-8 on June 11, 2014.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders (the “Annual Meeting”) on June 12, 2014. A total of 18,195,924 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy, or 95.65% of the total shares entitled to vote.

Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting:

Proposal 1 – Election of Directors. Our stockholders voted to re-elect two Class II directors, William T. Shaughnessy and Randall S. Livingston, to serve for terms of three years and until their respective successors are duly elected and qualified, subject to earlier resignation or removal, with voting results as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
William T. Shaughnessy	15,932,651	647,503	1,615,770
Randall S. Livingston	16,400,950	179,204	1,615,770

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm. Our stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,952,606	242,978	340	0

Proposal 3 – A Non-Binding, Advisory Vote With Respect to the Compensation of the Named Executive Officers. Our stockholders approved the compensation of our chief executive officer, chief financial officer and our three other most highly compensated executive officers (collectively referred to as our “Named Executive Officers”) with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,512,341	56,688	11,125	1,615,770

Proposal 4 – Vote with respect to the Company’s Performance Bonus Plan. Our stockholders re-approved the Performance Bonus Plan to permit the payment of cash bonuses that qualify as deductible performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
16,238,051	341,331	772	1,615,770

Proposal 5 – Vote With Respect to the 2014 Equity Incentive Plan. Our stockholders approved the 2014 Equity Incentive Plan with voting results as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
10,892,335	5,687,027	772	1,615,770

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

4.1	Performance Bonus Plan (incorporated herein by reference to Appendix A to the registrant’s Definitive Proxy Statement (No. 001-33071) filed April 28, 2014)

4.2	2014 Equity Incentive Plan (incorporated herein by reference to Appendix B to the registrant’s Definitive Proxy Statement (No. 001-33071) filed April 28, 2014)

4.3	Form of Notice of Stock Option Grant and Stock Option Agreement under the 2014 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.4 to the registrant’s Registration Statement on Form S-8 (No. 333-196675) filed June 11, 2014)

4.4	Form of Notice of Stock Unit Grant and Stock Unit Agreement under the 2014 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.5 to the registrant’s Registration Statement on Form S-8 (No. 333-196675) filed June 11, 2014)

4.5	Form of Notice of Stock Unit Grant and Stock Unit Agreement (Initial Director Grant) under the 2014 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.6 to the registrant’s Registration Statement on Form S-8 (No. 333-196675) filed June 11, 2014)

4.6	Form of Notice of Stock Unit Grant and Stock Unit Agreement (Annual Director Grant) under the 2014 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.7 to the registrant’s Registration Statement on Form S-8 (No. 333-196675) filed June 11, 2014)

4.7	Form of Notice of Stock Option Grant and Stock Option Agreement (People’s Republic of China) under the 2014 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.8 to the registrant’s Registration Statement on Form S-8 (No. 333-196675) filed June 11, 2014)

4.8	Form of Notice of Stock Unit Grant and Stock Unit Agreement (People’s Republic of China) under the 2014 Equity Incentive Plan (incorporated herein by reference to Exhibit 4.9 to the registrant’s Registration Statement on Form S-8 (No. 333-196675) filed June 11, 2014)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHEALTH, INC.

By:	/s/ Stuart M. Huizinga
Stuart M. Huizinga
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: June 17, 2014